UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2021

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No 119 South Zhaojuesi Road
2nd Floor, Room 1
Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

+86 028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on March 30, 2021, Code Chain New Continent Limited (the “Company”) entered into a share purchase agreement (the “Agreement”) with a buyer unaffiliated with the Company (the “Buyer”), and Qihai Wang, former director of the Company (the “Payee”) to sell e all the issued and outstanding ordinary shares (the “Tongrong Shares”) of Tongrong Technology (Jiangsu) Co., Ltd. (“Tongrong WFOE”), a PRC company and an indirect subsidiary of the Company, for a total purchase price $2,464,411, payable in the form of cancelling 426,369 shares of common stock of the Company owned by the Payee (the “CCNC Shares”). The CCNC Shares were valued at $5.78 per share, based on the average closing price of the Company’s common stock during the 30 trading days immediately prior to the date of the Agreement from February 12, 2021 to March 26, 2021. On March 31, 2021, the Company closed the sale of the Tongrong Shares and caused the CCNC Shares to be cancelled. Tongrong WFOE contractually controls Jaingsu Rong Hai Electric Power Fuel Co., Ltd. (“Rong Hai”), a variable interest entity of the Company. The sale of Tongrong Shares included disposition of Rong Hai.

Unaudited pro forma financial information required by Item 9.01 is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial Statement

The unaudited Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) of the Company for the fiscal year ended December 31, 2020 and 2019 and the unaudited Pro Forma Condensed Consolidated Balance Sheets of the Company as of December 31, 2020 (collectively, the "Unaudited Pro Forma Condensed Consolidated Financial Statements") are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
99.1	Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: April 6, 2021	By:	/s/ Weidong (David) Feng
	Name:	Weidong (David) Feng
	Title:	Co-CEO

3